UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number        811-4915

                          DNP Select Income Fund Inc.

(Exact name of registrant as specified in charter)

  200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices)           (Zip code)

Alan M. Meder	Lawrence R. Hamilton, Esq.
DNP Select Income Fund Inc.	Mayer Brown LLP
200 S. Wacker Drive, Suite 500	71 South Wacker Drive
Chicago, Illinois 60606	Chicago, Illinois 60606

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 368-5510

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders follows.

     Fund Distributions and Managed Distribution Plan: DNP Select Income Fund Inc. (the Fund) has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. In February 2007, the Board of Directors adopted a Managed Distribution Plan, which provides for the Fund to continue to make a monthly distribution on its common stock of 6.5 cents per share. Under the Managed Distribution Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share distribution level.

     To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.

     The Fund distributed more than its income and capital gains during the year 2013; therefore, a portion of the distribution was a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

     The amounts and sources of distributions reported in monthly statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. In early 2015, you will receive a Form 1099-DIV for the calendar year 2014 that will tell you how to report these distributions for federal income tax purposes.

     The Board may amend, suspend or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Managed Distribution Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Managed Distribution Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

     The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dnpselectincome.com, and discussed in the section of management’s letter captioned “About Your Fund.” The tax characterization of the Fund’s distributions for the last 5 years can also be found on the website under the “Tax Information” tab.

June 19, 2014

Dear Fellow Shareholders:

     Performance Review: Consistent with its primary objective of current income and long-term growth of income, and its Managed Distribution Plan, the Fund declared three monthly distributions of 6.5 cents per share of common stock during its second quarter of 2014. The 6.5 cent per share monthly rate, without compounding, would be 78 cents annualized, which is equal to 7.85% of the April 30, 2014, closing price of $9.94 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.

     Your Fund had a total return (income plus change in market price) of 6.3% for the quarter ended April 30, 2014, which was less than the 9.9% total return of the composite of the S&P 500® Utilities Index and the Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. In comparison, the S&P 500® Utilities Index — a stock-only index — had a total return of 11.4%.

     On a longer-term basis, as of April 30, 2014, your Fund had a five-year annualized total return of 16.5%, which is higher than the 14.5% return of the composite of the S&P 500® Utilities Index and the Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. In comparison, the S&P 500® Utilities Index had an annualized total return during that period of 15.7%. It is important to note that the composite and index returns referred to in this letter include no fees or expenses, whereas the Fund’s returns are net of expenses.

     The table below compares the performance of your Fund to various market benchmarks.

Total Return[1] For the Period Indicated Through April 30, 2014
	Six Months	One Year	Three Years Annualized	Five Years Annualized
DNP Select Income Fund Inc.
Market Value[2]	6.9%	3.0%	9.2%	16.5%
Net Asset Value[3]	13.5%	11.1%	17.0%	22.8%
Composite Index[4]	12.1%	7.1%	12.6%	14.5%
S&P 500® Utilities Index[4]	13.6%	8.5%	13.9%	15.7%
Barclays U.S. Utility Bond Index[4]	4.6%	–.3%	6.7%	9.4%

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of the period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of expenses would be lower than the total returns on market value shown in the table. Source: Administrator of the Fund.
[3]	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (detailed on page 11 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the Fund.
1

[4]	The Composite Index is a composite of the returns of the S&P 500® Utilities Index and the Barclays U.S. Utility Bond Index, weighted to reflect the stock and bond ratio of the Fund. The indices are calculated on a total return basis with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses or sales charges; and they are not available for direct investment. Performance returns for the S&P 500® Utilities Index and Barclays U.S. Utility Bond Index were obtained from Bloomberg LLP.

     As of this writing, investors have had good reason to believe that Federal Reserve (“Fed”) monetary policy will continue its accommodative commitment to growth, employment, and inflation targets and will be supportive of the capital markets throughout 2014, despite the beginning of asset purchase tapering. Part of that belief is based on recent weak domestic economic growth data and stalled employment conditions. Indicators have also led investors to expect continued economic weakness in Europe, and worry about a slowdown in China. Uncertainty about global growth prospects has weighed heavily on emerging market equity values, commodity markets have fallen, and concerns have been raised about spillover effects here at home. Thus far in 2014, the U.S. equity market has been resilient despite these uncertainties, and most investment classes have enjoyed gains, with bonds and more defensive stock sectors, such as utilities, performing better than many alternatives.

     Recent weak domestic growth has been blamed largely on the frigid winter, although the defensive utility groups have actually benefited somewhat from the bad weather. Increased heating demand boosted consumption of electricity and gas, which in turn has had a positive effect on utility earnings. First quarter earnings announcements resulted in most electric and gas companies beating analyst estimates, and full year 2014 earnings will likely rise for the sector as a whole as well.

     The utility group has also received a boost from a dip in interest rates. At the close of 2013, Wall Street forecasters were anticipating that the yield on ten-year Treasuries would rise from about 3.0% to 3.5% when the Fed began to taper. To date rates have gone in the opposite direction and are closer to 2.5%.

     Surprises due to unexpected factors and missed forecasts remind investors that they need to incorporate in their decisions the difference between “complicated” systems and “complex” systems. Wristwatches are complicated. The parts in a watch are machined to a precise shape and size, and are perfectly arranged and linked together. Great care is taken so that they function with accuracy and reliability. The intricate springs, screws, and gears form a very complicated system which is, nonetheless, fully understandable and generates a predictable result.

     Complex systems are not easily understood. In complex systems, causes and effects may be veiled behind uncertainty or may not appear to be related at all. Key pieces and parts may change size and exert variable influence on the system’s outcome. Complex systems can have human and societal interfaces. Therefore, system outcomes are uncertain and cannot be forecasted with a great deal of reliability. The economy in general, as well as the stock and bond markets in particular, are complex systems.

     The Fed, which employs over 300 Ph.D. economists, is well aware of the vagaries of complex systems. The Fed conducts cutting edge research on topics that contribute to monetary policy formulation, impact private sector savings and investment decisions, and move the stock and bond markets. In the fall of 2012, the Fed’s forecast for calendar year 2013 inflation-adjusted economic growth was between 2.5% and 3.0%. The economy’s realized growth rate for 2013 was 1.9%. Even farther from the mark, the Fed’s 2013 forecast in January 2011 averaged 4.2%.

     At times it seems easy to criticize the Fed for its historic missteps and forecast misses. However, the Fed and the capital markets must function both on a predictive and adaptive basis – incorporating current data, expected outcomes, and adaptation as conditions change. The efficient market hypothesis says that stocks always trade at fair value because the value incorporates all relevant information. The problem is that relevant information changes frequently in complex systems.

2

     Your Fund managers and analysts are able to note the key factors important to the favorable performance of the Fund and utility sector so far this year. We can also articulate factors that may be important in future performance. Nonetheless, we must also embrace the need to research and incorporate in their investment selections the changing dynamics of the sectors in which we invest. As we have written in the past when the utility sector has not been a performance leader, markets may favor one set of assets over another for a period of time, but your managers believe that long-term favorable performance outcomes for the Fund’s shareholders involve delivering a consistent and high level of distribution over time.

     Board of Directors Meeting: At the regular June 19, 2014 Board of Directors’ meeting, the Board declared the following monthly dividends:

Cents Per Share	Record Date	Payable Date
6.5	July 31	August 11
6.5	August 29	September 10
6.5	September 30	October 10

     The Annual Shareholder Meeting: The annual meeting of the Fund’s shareholders was held on June 19, 2014. At that meeting, holders of the Fund’s common stock reelected Geraldine M. McNamara and Christian H. Poindexter as directors for terms expiring in 2017. Also at that meeting, holders of the Fund’s preferred stock elected Carl F. Pollard as director for a term expiring in 2017.

     Retiring Director: Ms. Nancy Lampton, Director and Vice Chairperson of the Board, has retired from the Board, effective upon the conclusion of the annual meeting of the Fund’s shareholders. Ms. Lampton served on the Board for nearly 20 years – since October 1994. The Fund has benefited from her knowledge of asset management gained from serving as CEO of an insurance company, her experience serving as a director of a public company in the electric and natural gas utility industry and her specialized knowledge of issues relating to nuclear power. The professional experience and expertise she brought to bear was enhanced by personal integrity and dedication to shareholder interests. At the Board’s meeting on February 18, 2014, the Board expressed its gratitude for her years of service. Fund management echoes that sentiment and wishes her well in her new endeavors.

     About Your Fund: The Fund seeks to achieve its investment objectives by investing primarily in the public utility industry. Under normal market conditions, more than 65% of the Fund’s total assets are invested in a diversified portfolio of equity and fixed income securities of public utility companies engaged in the production, transmission or distribution of electric energy, gas or telephone services. The Fund does not currently use derivatives and has no investments in complex or structured investment vehicles.

     The Fund seeks to provide investors with a stable monthly dividend that is primarily derived from current fiscal year earnings and profits. The Investment Company Act of 1940 (1940 Act) and related Securities and Exchange Commission (SEC) rules generally prohibit investment companies from distributing long-term capital gains more often than once in a twelve–month period. However, in 2008, the SEC granted the Fund’s request for exemptive relief from that prohibition, and the Fund is now permitted, subject to certain conditions, to make periodic distributions of long-term capital gains as frequently as twelve times a year. In connection with the exemptive relief, in February 2008 the Board of Directors reaffirmed the current 6.5 cent per share monthly distribution rate and formalized the monthly distribution process by adopting a Managed Distribution Plan (MDP). The Board reviews the operation of the MDP on a quarterly basis, with the most recent review having been conducted in June 2014, and retains an independent consultant to review the plan annually. The MDP is described on the inside front cover of this report and in a Question and Answer format on the Fund’s website, www.dnpselectincome.com.

3

     The use of leverage enables the Fund to borrow at short-term rates and invest at longer-term rates. In February 2014, DNP issued $267 million of Mandatory Redeemable Preferred Shares (“MRP Shares”) in three series each with a liquidation preference of $100,000 per share. Proceeds from the issuance were used to redeem all of the remaining outstanding shares of Remarketed Preferred Stock and reduce the principal amount outstanding on its credit facility. The MRP Shares were privately placed with institutional shareholders and pay quarterly dividends at a variable rate that is set quarterly. As of April 30, 2014 the Fund’s leverage consisted of $267 million of MRP Shares and $733 million of debt. On that date the total amount of leverage represented approximately 29% of the Fund’s total assets. The amount and type of leverage used is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s net asset value and the market value of its common stock. Historically, the tendency of the U.S. yield curve to exhibit a positive slope (i.e., long-term rates higher than short-term rates) has fostered an environment in which leverage can make a positive contribution to the earnings of the Fund. There is no assurance that this will continue to be the case in the future. A prolonged period of low longer-term interest rates and the resultant modest reinvestment opportunities for the fixed income portion of the portfolio could adversely affect the income provided from leverage. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.

     Automatic Distribution Reinvestment Plan and Direct Deposit Service: The Fund has a distribution reinvestment plan available as a benefit to all registered common shareholders and also offers direct deposit service through electronic funds transfer to all registered common shareholders currently receiving a monthly distribution check. These services are offered through Computershare. For more information and/or an authorization form on automatic distribution reinvestment or direct deposit, please contact Computershare (1.877.381.2537 or www.computershare.com/investor). Information on these services is also available on the Fund’s website at the address noted below.

     Visit us on the Web: You can obtain the most recent shareholder financial reports and distribution information at our website, www.dnpselectincome.com.

     We appreciate your interest in DNP Select Income Fund Inc., and we will continue to do our best to be of service to you.

Nathan I. Partain, CFA
Director, President, and
Chief Executive Officer

     Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein, are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

4

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS
April 30, 2014
(Unaudited)

		Value
Shares	Description	(Note 2)
COMMON STOCKS & MLP INTERESTS—112.9%
	■ ELECTRIC, GAS AND WATER—81.9%
1,500,000	Alliant Energy Corp.(a)	$87,720,000
1,500,000	Ameren Corp.	61,965,000
1,000,000	American Water
	Works Co.	45,530,000
3,071,300	CenterPoint Energy
	Inc.(a)	76,045,388
1,200,000	Cleco Corp.	63,060,000
2,500,000	CMS Energy Corp.(a)	75,775,000
1,100,000	Dominion Resources,
	Inc.(a)	79,794,000
1,000,000	DTE Energy Co.(a)	78,140,000
800,000	Duke Energy Corp.	59,592,000
1,600,000	Enbridge Inc.
	(Canada)(a)	77,264,000
1,500,000	Great Plains Energy
	Inc.(a)(b)	40,245,000
900,000	Kinder Morgan Inc.(a)	29,394,000
188,673	National Grid plc ADR
	(United Kingdom)	13,407,103
4,796,214	National Grid plc
	(United Kingdom)	68,069,140
1,000,000	NextEra Energy,
	Inc.(a)(b)	99,850,000
2,000,000	NiSource Inc.	72,640,000
2,000,000	Northeast Utilities
	Inc.(a)(b)	94,520,000
800,000	Northwest Natural
	Gas Co.	35,416,000
1,500,000	OGE Energy Corp.	55,995,000
2,000,000	Pepco Holdings
	Inc.(a)(b)	53,520,000
1,000,000	Piedmont Natural
	Gas Co.	35,790,000
1,500,000	PPL Corp.(a)(b)	50,010,000
1,800,000	Public Service Enterprise
	Group Inc.(a)	73,746,000
1,900,000	Questar Corp.(a)	46,132,000
1,000,000	Sempra Energy(a)	98,610,000
1,500,000	Southern Co.(a)	68,745,000
1,915,000	Spectra Energy Corp.(a)	76,044,650
3,000,000	TECO Energy Inc.(a)(b)	53,880,000

		Value
Shares	Description	(Note 2)
1,000,000	TransCanada Corp.
	(Canada)(a)	$46,630,000
1,500,000	Vectren Corp.(a)	60,855,000
2,000,000	Westar Energy Inc.(a)(b)	71,760,000
1,000,000	WGL Holdings Inc.	39,790,000
1,650,000	The Williams Companies,
	Inc.(a)	69,580,500
1,000,000	Wisconsin Energy Corp.	48,480,000
2,700,000	Xcel Energy Inc.(a)(b)	86,049,000
		2,194,043,781

	■ OIL & GAS STORAGE, TRANSPORTATION AND PRODUCTION—17.1%
466,800	Access Midstream
	Partners LP	27,704,580
453,000	Atlas Pipeline
	Partners LP	14,668,140
407,000	DCP Midstream
	Partners LP	21,774,500
559,000	El Paso Pipelines
	Partners LP	18,195,450
684,000	Enbridge Energy
	Partners LP	20,492,640
696,000	Energy Transfer
	Equity LP	32,426,640
280,000	Energy Transfer
	Partners LP	15,453,200
500,000	EnLink Midstream
	Partners LP	14,745,000
383,000	Enterprise Products
	Partners LP	28,008,790
231,000	EQT Midstream
	Partners LP	17,793,930
282,000	Genesis Energy LP	15,628,440
242,000	Kinder Morgan Energy
	Partners LP	18,241,960
228,000	Linn Energy LLC	6,502,560
470,090	Magellan Midstream
	Partners LP	34,885,379
396,500	MarkWest Energy
	Partners LP	25,114,310
292,000	ONEOK Partners LP	16,641,080
475,610	Plains All American
	Pipeline LP	26,539,038

The accompanying notes are an integral part of these financial statements.

5

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2014
(Unaudited)

		Value
Shares	Description	(Note 2)
268,000	Spectra Energy
	Partners LP	$14,592,600
162,000	Sunoco Logistics
	Partners LP	14,735,520
392,000	Targa Resources
	Partners LP	23,210,320
64,229	Tesoro Logistics LP	4,104,233
51,100	Valero Energy
	Partners LP	2,105,831
294,000	Western Gas Partners LP	19,992,000
483,000	Williams Partners LP	24,913,140
		458,469,281

	■ TELECOMMUNICATIONS—13.9%
1,708,260	AT&T Inc.(a)	60,984,882
939,200	BCE Inc. (Canada)(a)(b)	41,831,968
1,600,000	CenturyLink Inc.(a)(b)	55,856,000
3,518,491	Frontier Communications
	Corp.(a)(b)	20,935,021
1,000,000	Orange SA (France)	16,187,961
1,094,800	Telus Corp. (Canada)	38,526,745
1,560,089	Verizon Communications
	Inc.(a)	72,902,959
782,200	Vodafone Group PLC ADR
	(United Kingdom)	29,692,312
4,000,000	Windstream Holdings,
	Inc.	36,280,000
		373,197,848
	Total Common Stocks &
	MLP Interests
	(Cost $2,276,114,920)	3,025,710,910

PREFERRED STOCKS—1.6%

	■ NON-UTILITY—1.6%
100,000	Public Storage 6 7/8%
	Series O Perpetual	2,633,000
600,000	Realty Income Corp. 6 5/8%
	Series F Perpetual	15,462,000
400,000	Regency Centers Corp.
	6 5/8% Series 6 Perpetual	10,104,000

		Value
Shares	Description	(Note 2)
234,900	Vornado Realty Trust 6 5/8%
	Series G Perpetual	$5,978,205
350,000	Vornado Realty Trust 6 5/8%
	Series I Perpetual	8,851,500
		43,028,705
	Total Preferred Stocks
	(Cost $41,261,811)	43,028,705

Par Value

BONDS—20.8%

	■ ELECTRIC, GAS AND WATER—15.9%
$22,000,000	Arizona Public Service Co.
	6 7/8%, due 8/01/36(a)	28,863,230
10,450,000	Atmos Energy Corp.
	8 1/2%, due 3/15/19(a)(b)	13,354,724
11,000,000	Cleveland Electric
	Illuminating Co. 8 7/8%,
	due 11/15/18(a)(b)	14,040,862
6,750,000	Commonwealth Edison
	Company 6.95%,
	due 7/15/18	7,907,679
15,305,000	Consolidated Edison Co.
	of New York 7 1/8%,
	due 12/01/18(a)(b)	18,636,623
9,354,000	Dominion Resources Inc.
	6.40%, due 6/15/18(a)(b)	10,980,184
10,000,000	DPL Capital Trust II
	8 1/8%, due 9/01/31	9,833,440
6,488,000	Energy Transfer Partners
	7.60%, due 2/01/24	8,042,732
8,850,000	Energy Transfer Partners
	8 1/4%, due 11/15/29	11,157,319
5,000,000	Entergy Louisiana LLC
	6.30%, due 9/01/35	5,007,170
20,000,000	Entergy Texas Inc.
	7 1/8%, due 2/01/19(a)(b)	24,202,480
5,000,000	Enterprise Products
	Operating LLC 6 1/2%,
	due 1/31/19	5,915,885

The accompanying notes are an integral part of these financial statements.

6

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2014
(Unaudited)

		Value
Par Value	Description	(Note 2)
$12,826,000	EQT Corp. 8 1/8%,
	due 6/01/19(a)(b)	$15,710,478
14,376,000	Exelon Generation Co.
	LLC 6.20%, due
	10/01/17(a)(b)	16,415,882
15,060,000	FPL Group Capital Inc.
	7 7/8%, due 12/15/15(a)(b)	16,725,018
10,000,000	Georgia Power Co. 5.70%,
	due 6/01/17(a)(b)	11,301,900
10,618,000	Indiana Michigan
	Power Co. 7.00%,
	due 3/15/19(a)(b)	12,848,375
8,030,000	Kinder Morgan, Inc.
	6.85%, due 2/15/20	9,561,787
14,445,000	Magellan Midstream
	Partners, LP 6.40%,
	due 7/15/18(a)(b)	16,840,082
5,000,000	Metropolitan Edison Co.
	7.70%, due 1/15/19	6,056,795
12,000,000	National Fuel Gas Co.
	8 3/4%, due 5/01/19(a)(b)	15,146,016
10,000,000	National Grid PLC
	(United Kingdom)
	6.30%, due 8/01/16	11,136,460
3,350,000	Nevada Power Co.
	7 1/8%, due 3/15/19	4,116,001
10,345,000	Oncor Electric Delivery
	Co. LLC 7.00%,
	due 9/01/22	13,030,345
11,000,000	ONEOK, Inc. 6.00%,
	due 6/15/35(a)	10,836,595
9,000,000	ONEOK Partners, LP
	8 5/8%, due 3/01/19	11,276,928
5,000,000	PPL Energy Supply LLC
	6 1/2%, due 5/01/18	5,620,125
14,000,000	Progress Energy Inc. 7.05%,
	due 3/15/19(a)(b)	16,965,564
5,130,000	Public Service New Mexico
	7 1/2%, due 8/01/18	5,930,234

		Value
Par Value	Description	(Note 2)
$15,169,000	Sempra Energy 6 1/2%,
	due 6/01/16(a)(b)	$16,828,170
5,000,000	Sempra Energy 6.15%,
	due 6/15/18	5,815,830
12,940,000	Spectra Energy 6.20%,
	due 4/15/18	14,803,114
2,615,000	Spectra Energy 6 3/4%,
	due 7/15/18	3,037,197
9,140,000	TransCanada PipeLines
	Ltd. (Canada) 7 1/8%,
	due 1/15/19	11,113,847
14,380,000	Williams Partners, LP
	7 1/4%, due 2/01/17(a)(b)	16,519,557
		425,578,628

	■ TELECOMMUNICATIONS—4.2%
10,000,000	BellSouth Capital Funding
	Corp. 7 7/8%, due
	2/15/30(a)(b)	12,634,760
15,000,000	Centurytel Inc. 6 7/8%,
	due 1/15/28	15,150,000
5,900,000	Comcast Corp. 7.05%,
	due 3/15/33	7,775,492
15,000,000	Koninklijke KPN NV
	(Netherlands) 8 3/8%,
	due 10/01/30(a)(b)	20,464,680
10,311,000	Rogers Wireless Inc. (Canada)
	7 1/2%, due 3/15/15(a)	10,931,248
10,000,000	TCI Communications Inc.
	8 3/4%, due 8/01/15(a)(b)	11,011,790
5,000,000	TCI Communications Inc.
	7 1/8%, due 2/15/28	6,473,140
15,500,000	Verizon Global Funding Corp.
	7 3/4%, due 12/01/30(a)(b)	20,887,583
5,000,000	Vodafone Group PLC
	(United Kingdom)
	7 7/8%, due 2/15/30	6,770,675
		112,099,368

The accompanying notes are an integral part of these financial statements.

7

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2014
(Unaudited)

		Value
Par Value	Description	(Note 2)
	■ NON-UTILITY—0.7%
$8,000,000	Dayton Hudson Corp.
	9 7/8%, due 7/01/20	$10,714,448

		Value
Par Value	Description	(Note 2)
$300,000	Vornado Realty LP
	7 7/8%, due 10/01/39	$7,755,000
		18,469,448
	Total Bonds
	(Cost $505,261,055)	556,147,444

TOTAL INVESTMENTS—135.3% (Cost $2,822,637,786)	3,624,887,059
Borrowings—(27.4%)	(733,000,000)
Other assets less liabilities—(7.9%)	(212,557,205)
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%	$2,679,329,854

(a)	All or a portion of this security has been segregated and made available for loan.
(b)	All or a portion of this security has been loaned.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.

The accompanying notes are an integral part of these financial statements.

8

DNP SELECT INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2014
(Unaudited)

The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund's investments at April 30, 2014:

	Level 1	Level 2
Common stocks & MLP interests	$3,025,710,910	—
Preferred stocks	43,028,705	—
Bonds	—	$556,147,444
Total	$3,068,739,615	$556,147,444

There were no Level 3 priced securities held and there were no transfers between Level 1 and Level 2 related to securities held at April 30, 2014.

*	Percentages are based on total investments rather than total net assets applicable to common stock and include securities pledged as collateral for the Fund’s credit facility.

The accompanying notes are an integral part of these financial statements.

9

DNP SELECT INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2014
(Unaudited)

ASSETS:
Investments at value (cost $2,822,637,786) including $491,656,220 of securities loaned	$3,624,887,059
Cash	54,301,765
Receivables:
Interest	9,169,592
Dividends	7,750,280
Securities lending income	1,378
Deferred offering costs (Note 9)	3,740,108
Prepaid expenses	262,348
Total assets	3,700,112,530
LIABILITIES:
Borrowings (Note 10)	733,000,000
Dividends payable on common stock	17,836,175
Investment advisory fee (Note 3)	1,601,023
Administrative fee (Note 3)	377,739
Interest payable on Mandatory Redeemable Preferred Shares (Note 9)	508,796
Payable for securities purchased	44,075
Accrued expenses	414,868
Mandatory Redeemable Preferred Shares (2,670 shares issued and outstanding;
liquidation preference $100,000 per share) (Note 9)	267,000,000
Total liabilities	1,020,782,676
NET ASSETS APPLICABLE TO COMMON STOCK	$2,679,329,854
CAPITAL:
Common stock ($0.001 par value per share; 300,000,000 shares authorized and
274,402,689 shares issued and outstanding)	$274,403
Additional paid-in capital	1,926,845,908
Accumulated net realized gain on investments	38,099,875
Distributions in excess of net investment income	(88,154,550)
Net unrealized appreciation on investments and foreign currency translation	802,264,218
Net assets applicable to common stock	$2,679,329,854
NET ASSET VALUE PER SHARE OF COMMON STOCK	$9.76

The accompanying notes are an integral part of these financial statements.

10

DNP SELECT INCOME FUND INC.
STATEMENT OF OPERATIONS
For the six months ended April 30, 2014
(Unaudited)

INVESTMENT INCOME:
Interest	$13,462,096
Dividends (less foreign withholding tax of $767,420)	71,661,884
Less return of capital distributions (Note 2)	(11,195,258)
Securities lending income, net	158,632
Total investment income	74,087,354

EXPENSES:
Investment advisory fees (Note 3)	9,345,831
Interest expense and fees on borrowings (Note 10)	5,099,012
Administrative fees (Note 3)	2,216,289
Mandatory redeemable preferred stock interest expense (Note 9)	1,204,682
Reports to shareholders	452,500
Custodian fees	218,100
Directors’ fees (Note 3)	199,518
Transfer agent fees	159,639
Professional fees	148,705
Amortization of offering costs (Note 9)	117,071
Remarketed preferred stock interest expense (Note 7)	93,980
Remarketing agent fees—remarketed preferred stock	50,609
Other expenses	220,475
Total expenses	19,526,411
Net investment income	54,560,943

REALIZED AND UNREALIZED GAIN:
Net realized gain on investments	42,897,011
Net change in unrealized appreciation (depreciation) on investments
and foreign currency translation	223,029,660
Net realized and unrealized gain	265,926,671

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK
RESULTING FROM OPERATIONS	$320,487,614

The accompanying notes are an integral part of these financial statements.

11

DNP SELECT INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended April 30, 2014 (Unaudited)		For the ten months ended October 31, 2013	For the year ended December 31, 2012
OPERATIONS:
Net investment income	$54,560,943		$71,248,572	$103,706,773
Net realized gain	42,897,011		93,085,564	86,415,404
Net change in unrealized appreciation (depreciation)	223,029,660		213,269,142	(45,818,698)
Distributions on auction preferred stock from
net investment income	—		—	(2,132,695)
Distributions on auction preferred stock from net
realized gains on investments	—		—	(1,362,017)
Benefit to common stockholders from tender offer
for preferred stock	—		—	2,521,000
Net increase in net assets applicable to common
stock resulting from operations	320,487,614		377,603,278	143,329,767

DISTRIBUTIONS TO COMMON
STOCKHOLDERS:
Net investment income	(54,560,943	)*	(80,551,446)	(111,705,403)
In excess of net investment income	(52,155,937	)*	—	—
Net realized gains on investment
transactions	—	*	(90,937,036)	(69,262,530)
Return of capital	—	*	(4,785,164)	(14,037,698)
Decrease in net assets from distributions to
common stockholders (Note 5)	(106,716,880)		(176,273,646)	(195,005,631)

CAPITAL STOCK TRANSACTIONS:
Shares of 24,849,991 issued to common stockholders
from rights offering, net of offering costs (Note 6)	—		(14,057)	228,309,763
Shares issued to common stockholders from dividend
reinvestment of 1,886,180, 2,899,056 and 2,904,648
shares, respectively	17,323,475		27,461,774	28,895,764
Net increase in net assets derived from capital
share transactions	17,323,475		27,447,717	257,205,527
Total increase in net assets	231,094,209		228,777,349	205,529,663

TOTAL NET ASSETS APPLICABLE TO
COMMON STOCK:
Beginning of period	2,448,235,645		2,219,458,296	2,013,928,633
End of period (including distributions in excess of
net investment income of ($40,347,427),
($40,362,177) and ($35,256,560), respectively)	$2,679,329,854		$2,448,235,645	$2,219,458,296

*	Allocations to net investment income, net realized gains and/or return of capital will be determined at year end.

The accompanying notes are an integral part of these financial statements.

12

DNP SELECT INCOME FUND INC.
STATEMENT OF CASH FLOWS
For the six months ended April 30, 2014
(Unaudited)

INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Interest received	$17,948,354
Income dividends received	61,840,096
Return of capital distributions on investments	11,508,477
Securities lending income, net	158,701
Interest paid on borrowings	(4,440,844)
Expenses paid including distributions on preferred stock	(14,782,843)
Purchase of investment securities	(332,400,244)
Proceeds from sales and maturities of investment securities	377,505,332
Net cash provided by operating activities		$117,337,029
Cash flows provided by (used in) financing activities:
Distributions paid	(106,594,279)
Proceeds from issuance of common stock under dividend
reinvestment plan	17,323,475
Proceeds from issuance of Mandatory Redeemable Preferred Shares	267,000,000
Offering costs related to Mandatory Redeemable Preferred Shares	(3,857,179)
Payout for preferred stock redeemed	(138,200,000)
Decrease in borrowings	(128,800,000)
Net cash used in financing activities		(93,127,983)
Net increase in cash and cash equivalents		24,209,046
Cash and cash equivalents—beginning of period		30,092,719
Cash and cash equivalents—end of period		$54,301,765
Reconciliation of net increase in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$320,487,614
Purchase of investment securities	(332,400,244)
Proceeds from sales and maturities of investment securities	377,505,332
Net realized gain on investments	(42,897,011)
Net change in unrealized (appreciation) depreciation on investments	(223,029,660)
Amortization of premiums and discounts on debt securities	4,348,814
Return of capital distributions on investments	11,508,477
Decrease in interest receivable	137,444
Decrease in dividends receivable	1,373,470
Decrease in accrued expenses	(3,554,455)
Decrease in other receivable	69
Total adjustments		(207,007,764)
Net cash used in operating activities		$113,479,850

The accompanying notes are an integral part of these financial statements.

13

DNP SELECT INCOME FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS

     The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):

	For the six months ended April 30, 2014	For the ten months ended October 31, 2013	For the year ended December 31,
PER SHARE DATA:			2012	2011	2010	2009	2008
Net asset value:
Beginning of period	$8.98	$8.23	$8.33	$7.50	$7.23	$6.60	$10.19
Net investment income	0.20	0.27	0.48	0.45	0.54	0.50	0.45
Net realized and unrealized
gain (loss)	0.97	1.13	0.21	1.17	0.52	0.93	(3.18)
Dividends on auction preferred
stock from net investment
income	—	—	(0.02)	(0.01)	(0.01)	(0.02)	(0.06)
Dividends on auction preferred
stock from net realized gains	—	—	—	—	—	—	(0.02)
Benefit to common stockholders
from tender offer	—	—	0.01	—	—	—	—
Net increase (decrease) from
investment operations applicable
to common stock	1.17	1.40	0.68	1.61	1.05	1.41	(2.81)
Distributions on common
stock:
Net investment income	(0.20)	(0.30)	(0.44)	(0.66)	(0.67)	(0.54)	(0.53)
In excess of net investment
income	(0.19)	—	—	—	—	—	—
Net realized gains on
investment transactions	—	(0.33)	(0.28)	(0.09)	—	—	(0.25)
Return of capital	—	(0.02)	(0.06)	(0.03)	(0.11)	(0.24)	—
Total distributions	(0.39)	(0.65)	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value:
End of period	$9.76	$8.98	$8.23	$8.33	$7.50	$7.23	$6.60
Per share market value:
End of period	$9.94	$9.70	$9.47	$10.92	$9.14	$8.95	$6.15
RATIOS TO AVERAGE NET
ASSETS APPLICABLE
TO COMMON STOCK:
Operating expenses	1.58%*	1.55%*	1.77%	1.95%	2.20%	2.49%	2.46%
Operating expenses, without
leverage	1.05%*	1.07%*	1.18%	1.21%	1.34%	1.40%	1.21%
Net investment income	4.41%*	3.59%*	5.03%	5.24%	6.25%	7.14%	5.11%
SUPPLEMENTAL DATA:
Total return on market value (1)	6.87%	9.69%	(6.17%)	29.60%	11.35%	61.41%	(36.54%)
Total return on net asset value (1)	13.44%	17.35%	8.53%	22.54%	15.65%	23.96%	(28.55%)
Portfolio turnover rate	10%	10%	14%	13%	20%	18%	15%
Asset coverage ratio on
borrowings, end of period	502%	400%	374%	502%	465%	451%	—
Asset coverage ratio on
preferred stock, end of period	1,104%	1,872%	1,706%	604%	548%	526%	253%
Net assets applicable to
common stock, end of
period (000's omitted)	$2,679,330	$2,448,236	$2,219,458	$2,013,929	$1,791,273	$1,703,400	$1,527,981

*	Annualized
(1)	Total return on market value assumes a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund's dividend reinvestment plan. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

The accompanying notes are an integral part of these financial statements.

14

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2014
(Unaudited)

Note 1. Organization:

     DNP Select Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on November 26, 1986. The Fund commenced operations on January 21, 1987, as a closed-end diversified management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The primary investment objectives of the Fund are current income and long-term growth of income. Capital appreciation is a secondary objective. In 2013, the Fund changed its fiscal year end to October 31 from December 31.

Note 2. Significant Accounting Policies:

The following are the significant accounting policies of the Fund:

     A. Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price using valuation data provided by an independent pricing service or, if there was no sale on the valuation date, then the security is valued at the mean of the bid and ask prices as obtained on that day from one or more dealers regularly making a market in that security and are generally classified as Level 1. Fixed income securities are valued at the mean of bid and ask prices provided by an independent pricing service or broker-dealers when such prices are believed to reflect the fair market value of such securities and are generally classified as Level 2. Such bid and ask prices are determined taking into account securities prices, yields, maturities, call features, ratings, and institutional size trading in similar securities and developments related to specific securities. Short-term investments having a maturity of 60 days or less at time of purchase are valued on an amortized cost basis, to the extent that amortized cost approximates market value, and are classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.

     B. Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Discounts and premiums on securities are amortized over the lives of the respective securities for financial reporting purposes. Discounts and premiums are not amortized for tax purposes.

     The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the six months ended April 30, 2014, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.

     C. Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable

15

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
April 30, 2014
(Unaudited)

income and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns filed for the tax years 2010 to 2013 are subject to review.

     D. Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

     E. Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Note 3. Agreements and Management Arrangements:

     A. Adviser and Administrator: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser”) an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), to provide professional investment management services for the Fund and has an Administration Agreement with J. J. B. Hilliard, W. L. Lyons, LLC (the “Administrator”) to provide administrative and management services for the Fund. The Adviser receives a quarterly fee at an annual rate of 0.60% of the Average Weekly Managed Assets of the Fund up to $1.5 billion and 0.50% of Average Weekly Managed Assets in excess thereof. The Administrator receives a quarterly fee at annual rates of 0.20% of Average Weekly Managed Assets up to $1 billion, and 0.10% of Average Weekly Managed Assets over $1 billion. For purposes of the foregoing calculations, “Average Weekly Managed Assets” is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).

     B. Directors: The Fund pays each director not affiliated with the Adviser an annual fee plus a fee for certain meetings of the board or committees of the board attended. Total fees paid to directors for the six months ended April 30, 2014 were $199,518.

     C. Affiliated Shareholder: At April 30, 2014, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 171,749 shares of the Fund, which represent 0.06% of the shares of common stock outstanding. These shares may be sold at any time.

16

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
April 30, 2014
(Unaudited)

Note 4. Investment Transactions:

     Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2014 were $332,444,319 and $377,505,332 respectively.

Note 5. Distributions and Tax Information:

     At October 31, 2013, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$2,863,733,755	$672,974,447	($116,820,710)	$556,153,737

     The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to MLP earnings and basis adjustments, the tax deferral of wash sales losses, the accretion of market discount and amortization of premiums and alternative tax treatment of certain securities.

     The Fund declares and pays monthly dividends on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a “Managed Distribution Plan”) consistent with the Fund’s primary investment objective of current income. If and when sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.065 per common share distribution level. The amount and timing of distributions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

     The tax character of distributions to common shareholders during the ten months ended October 31, 2013 and the year ended December 31, 2012 was as follows:

	10/31/2013	12/31/2012
Distributions paid from:
Ordinary income	$84,571,087	$109,901,354
Long-term capital gains	86,728,956	69,262,530
Return of capital	4,785,164	14,037,698
Total distributions	$176,085,207	$193,201,582

     The tax character of the distributions paid in 2014 will be determined at the Fund’s fiscal year end, October 31, 2014.

17

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
April 30, 2014
(Unaudited)

Note 6. Capital Transaction:

     In a rights offering which expired September 21, 2012 (“Expiration Date”), shareholders exercised rights to purchase 24,849,991 shares of common stock at $9.57 (“Subscription Price”) per share for proceeds, net of expenses of $228,309,763. The Subscription Price was established on the Expiration Date, and represented 112% of the net asset value per common share at the close of trading on the Expiration Date. Total offering costs, which were borne by the Fund, were $1,436,214. The sales concession and other offering costs incurred in connection with the issuance of the common shares were recorded as a reduction of paid-in surplus on common stock.

Note 7. Preferred Stock:

     In 1988, the Fund issued 5,000 shares of Remarketed Preferred Stock (“RP”) in five series of 1,000 shares each at a public offering price of $100,000 per share. In 2006, the Fund issued 20,000 shares of Auction Preferred Stock (“APS”) in five series of 4,000 shares each at a public offering price of $25,000 per share. The underwriting discount and other offering costs incurred in connection with the issuance of the RP and APS were recorded as a reduction of paid-in surplus on common stock.

     During the years ended December 31, 2009 and December 31, 2012, the Fund redeemed $600,000,000 and $200,000,000, respectively, of its outstanding preferred shares. In 2009, all shares of Series A, Series B and Series C of RP were redeemed at a redemption price of $100,000 per share plus accrued but unpaid dividends and all shares of Series M, Series T and Series W of APS were redeemed at a redemption price of $25,000 per share plus accrued but unpaid dividends. In 2012 the Fund conducted a tender offer for its outstanding preferred stock that expired on June 18, 2012 and accepted for purchase 667 shares of its preferred stock as more fully described in Note 9. On December 21, 2012 and December 24, 2012, the Fund redeemed the remaining outstanding shares of APS Series TH and APS Series F, respectively, at a redemption price of $25,000 per share plus accrued but unpaid dividends in each case.

     The 1,382 shares of RP outstanding on October 31, 2013 consisted of two series, 780 shares of Series D and 602 shares of Series E.

     In 2014, the Fund redeemed all remaining shares of RP Series D and RP Series E at a redemption price of $100,000 per share plus accrued but unpaid dividends.

18

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
April 30, 2014
(Unaudited)

Note 8. Preferred Stock Tender Offer:

     The Fund conducted a tender offer that commenced on May 3, 2012 and expired on June 18, 2012, for up to $200,000,000 of its outstanding preferred stock at a price equal to 96% of the per share liquidation preference plus any unpaid dividends accrued through the expiration of the offer. Under the terms of the tender offer on June 18, 2012, the Fund accepted 618 shares of RP at a price equal to 96% of its liquidation preference of $100,000 per share ($96,000 per share) and 49 shares of its APS at a price equal to 96% of its liquidation preference of $25,000 per share ($24,000 per share) plus dividends accrued and unpaid through the expiration of the offer. Because the tender offer price was less than the preferred stock per share liquidation preference, the tender offer had a positive impact on NAV in the amount of $2,521,000 which is shown in the Statements of Changes in Net Assets under the caption “Benefit to common stockholders from tender offer for preferred stock”.

Note 9. Floating Rate Mandatory Redeemable Preferred Shares:

     On February 19, 2014, the Fund issued 2,670 Floating Rate Mandatory Redeemable Preferred Shares (“MRP Shares”) in three series each with a liquidation preference of $100,000 per share. Proceeds from the issuance were used to redeem all of the remaining outstanding RP shares.

Key terms of each series of MRP Shares at April 30, 2014 are as follows:

Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Mandatory Redemption Date
A	1,320	$132,000,000	3M LIBOR +2.00%	2.23%	4/1/2019
B	600	$ 60,000,000	3M LIBOR +2.05%	2.28%	4/1/2021
C	750	$ 75,000,000	3M LIBOR +2.10%	2.38%	4/1/2024

     Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date which is the last day of each of March, June, September and December.

     MRP Shares are subject to optional and mandatory redemption in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends plus, in some cases, an early redemption premium (which varies based on the date of redemption). The fair value of the MRP Shares is estimated to be their liquidation preference. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares at liquidation value.

     The Fund incurred costs in connection with the issuance of the MRP Shares. These cost were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization of these

19

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
April 30, 2014
(Unaudited)

costs is included under the caption “Amortization of offering costs” on the Statement of Operations and the unamortized balance is included under the caption “Deferred offering costs” on the Statement of Assets and Liabilities.

     In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.

Note 10. Borrowings:

     The Fund has a Committed Facility Agreement (the “Facility”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash, up to a limit of $1,000,000,000. Borrowings under the Facility are collateralized by certain assets of the Fund (the “Hypothecated Securities”). The Fund expressly grants the Bank the right to reregister the Hypothecated Securities in its own name or in another name other than the Fund’s and to pledge, repledge, hypothecate, reyhopethecate, sell, lend or otherwise transfer or use the Hypothecated Securities. Interest is charged at 3 month LIBOR (London Inter-bank Offered Rate) plus an additional percentage rate of 0.85% on the amount borrowed. A commitment fee of 0.70% on the undrawn balance is also paid and is included in interest expense and fees on the Statement of Operations. The Bank has the ability to require repayment of the Facility upon six months notice or following an event of default. For the six months ended April 30, 2014, the average daily borrowings under the Facility and the weighted daily average interest rate were $812,733,333 and 1.09%, respectively. As of April 30, 2014, the amount of such outstanding borrowings was $733,000,000 and the applicable interest rate was 1.07%.

     The Bank has the ability to borrow the Hypothecated Securities (“Rehypothecated Securities”). The Fund is entitled to receive a fee from the Bank in connection with any borrowing of Rehypothecated Securities. The fee is computed daily based on a percentage of the difference between the fair market rate as determined by the Bank and the Fed Funds Open and is paid monthly. The Fund can designate any Hypothecated Security as ineligible for rehypothecation and can recall any Rehypothecated Security at any time and if the Bank fails to return it (or an equivalent security) in a timely fashion, the Bank will be liable to the Fund for the ultimate delivery of such security and certain costs associated with delayed delivery. In the event the Bank does not return the security or an equivalent security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any amounts owed to the Bank under the Facility. The Fund is entitled to receive an amount equal to any and all interest, dividends or distributions paid or distributed with respect to any Hypothecated Security on the payment date. At April 30, 2014, Hypothecated Securities under the Facility had a market value of $1,936,960,671 and Rehypothecated Securities had a market value of $491,656,220. If at the close of any business day, the value of all outstanding Rehypothecated Securities exceeds the value of the borrowings, the Bank shall promptly, at its option, either reduce the amount of the outstanding securities or deliver an amount of cash at least equal to the excess amount.

20

DNP SELECT INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS—(Continued)
April 30, 2014
(Unaudited)

Note 11. Indemnifications:

     Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

Note 12. Subsequent Events:

     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

21

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

     Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of three Independent Directors and acts under a written charter that was most recently amended on May 11, 2011. A copy of the charter is available on the Fund’s website at www.dnpselectincome.com and in print to any shareholder, upon request.

     The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.

     In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:

     Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of multiple forms of leverage (preferred stock and borrowings under a credit facility) and the rehypothecation of portfolio securities pledged under the credit facility, and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also acknowledged the unprecedented disruption of the credit and capital markets during the recent period and the commendable skill shown by the Adviser and its personnel in managing the Fund’s portfolio in the face of such extraordinary challenges. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund and noted an almost total lack of turnover. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.

22

     Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized a report from Lipper Inc. (“Lipper”), an independent provider of investment company data. As reported by Lipper, the Fund’s net asset value (“NAV”) total return ranked first or second among all closed-end equity funds categorized by Lipper as utility funds for the 2-, 3-, 4-, 5- and 10-year periods ended June 30, 2013, while noting that it performed slightly below the median for the 1-year period ended June 30, 2013. According to data provided by the Adviser, the Fund’s NAV total return also outperformed a composite of the Dow Jones Utility Index and the Barclays U.S. Utility Bond Index, and a composite of the S&P 500 Utilities Index and the Barclays U.S. Utility Bond Index, each calculated to reflect the relative weights of the Fund’s equity and bond portfolios, for the 1-, 3- and 5-year periods ended June 30, 2013. The Contracts Committee also considered that since current income is one of the Fund’s primary objectives, one of the best measures of the Adviser’s performance is the fact that the Fund has been paying a regular 6.5 cent per share monthly distribution on its common stock since July 1997. The Contracts Committee noted that the Fund’s managed distribution plan provides for the Fund to distribute all available investment income to shareholders and, if sufficient investment income is not available on a monthly basis, to distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 6.5 cent per share monthly distribution level. Additionally, the Contracts Committee considered the fact that over a 10-year period ended June 30, 2013, the Fund’s common stock has traded at a premium to NAV over 95% of the time (even though most closed-end funds trade at a discount to NAV) as further evidence of the Adviser’s successful management of the Fund’s investment portfolio.

     Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Lipper to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other comparable funds selected by Lipper (the “Lipper expense group”). The Contracts Committee reviewed, among other things, information provided by Lipper comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Lipper expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was lower than the median of its Lipper expense group; and (ii) the actual management fee rate was lower than the median of its Lipper expense group both on the basis of assets attributable to common stock and on a total asset basis.

     The Adviser also furnished the Contracts Committee with copies of its financial statements. In reviewing those financial statements, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was within the range that courts had found reasonable. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.

     Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee noted the breakpoints whereby the advisory fee is reduced at higher asset levels and concluded that any economies of scale are being shared between Fund shareholders and the Adviser in an appropriate manner.

23

     Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedule for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is comparable to the Adviser’s standard fee schedule at certain asset levels. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of different forms of financial leverage and (7) respond to unanticipated issues such as the recent problems with the preferred stock auction markets. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that comparisons between the two fee structures would not be appropriate or meaningful. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

     Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements. In this regard, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser does not use third-party soft dollar arrangements and that the Adviser has continued to seek opportunities to reduce brokerage costs borne by the Fund.

     Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending April 30, 2015. On February 18, 2014, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending April 30, 2015.

24

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website www.dnpselectincome.com or on the SEC’s website www.sec.gov.

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dnpselectincome.com or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended January 31 and July 31) on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) 732-0330. In addition, the Fund’s Form N-Q is available without charge, upon request, by calling the Administrator toll-free at (888) 878-7845 or is available on the Fund’s website at www.dnpselectincome.com.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

     The Annual Meeting of Shareholders of the Fund was held on June 19, 2014. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:

	Shares Voted For	Shares Withheld
1. Election of directors*
Directors elected by the holders of the Fund’s common stock to serve until the Annual Meeting in the year 2017 or until their successors are duly elected and qualified:
Geraldine M. McNamara	229,454,734	4,854,302
Christian H. Poindexter	228,534,443	5,774,593
Director elected by the holders of the Fund’s preferred stock to serve until the Annual Meeting in the year 2017 or until his successor is duly elected and qualified:
Carl F. Pollard	1,400	—

*	Directors whose term of office continued beyond this meeting are as follows: Stewart E. Conner, Robert J. Genetski, Philip R. McLoughlin, Eileen A. Moran, Nathan I. Partain and David J. Vitale
25

Board of Directors

DAVID J. VITALE,
Chairman

STEWART E. CONNER

ROBERT J. GENETSKI

PHILIP R. MCLOUGHLIN

GERALDINE M. MCNAMARA

EILEEN A. MORAN

NATHAN I. PARTAIN, CFA

CHRISTIAN H. POINDEXTER

CARL F. POLLARD

Officers

NATHAN I. PARTAIN, CFA
President, Chief Executive Officer and
Chief Investment Officer

T. BROOKS BEITTEL, CFA
Senior Vice President and Secretary

ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary

JOYCE B. RIEGEL
Chief Compliance Officer

DIANNA P. WENGLER
Vice President and Assistant Secretary

DNP Select
Income Fund Inc.

Common stock listed on the New York
Stock Exchange under the symbol DNP

200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510

Shareholder inquiries please contact:

Transfer Agent and
Dividend Disbursing
Agent

Computershare
250 Royall Street
Canton, MA 02021
(877) 381-2537

Investment Adviser

Duff & Phelps Investment
Management Co.
200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510

Administrator

J.J.B. Hilliard, W.L. Lyons, LLC
500 West Jefferson Street
Louisville, KY 40202
(888) 878-7845

Custodian

The Bank of New York Mellon

Legal Counsel

Mayer Brown LLP

Independent Registered Public Accounting Firm

Ernst & Young LLP

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

Included as part of the report to stockholders filed under Item 1 of this report.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s Proxy Statement dated May 8, 2014) or this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)          There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(c)	Exhibit 99(c)	Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the period ended April 30, 2014 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DNP SELECT INCOME FUND INC.

By (Signature and Title)	/s/ Nathan I. Partain

Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)

Date: June 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Nathan I. Partain

Nathan I. Partain
President and Chief Executive Officer
(Principal Executive Officer)

Date: June 27, 2014

By (Signature and Title)	/s/ Alan M. Meder

Alan M. Meder
Treasurer and Assistant Secretary
(Principal Financial and Accounting Officer)

Date: June 27, 2014